UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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	☐	Definitive Proxy Statement
	☐	Definitive Additional Materials
	☐	Soliciting Material Pursuant to §240.14a-12

NEUROMETRIX, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NeuroMetrix, Inc.
1000 Winter Street
Waltham, Massachusetts 02451

Dear Stockholder,

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of NeuroMetrix, Inc. (the “Corporation”) to be held on September 15, 2017, at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached Notice of Special Meeting and Proxy Statement describe the business we will conduct at the Special Meeting and provide information about us that you should consider when you vote your shares.

At the Special Meeting, we will ask stockholders (i) to approve the second tranche of the issuance of shares of our Series F convertible preferred stock to an institutional investor and its affiliates (the “Investor”) pursuant to the Securities Purchase Agreement, dated as of July 10, 2017, by and between the Corporation and the Investor (the “Securities Purchase Agreement”) and to approve the other transactions contemplated thereby; (ii) to approve the resetting of the conversion prices of the shares of our Series D and Series E convertible preferred stock held by the Investor, as described in the attached Proxy Statement; and (iii) to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2. Our Board of Directors recommends the approval of these proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote either in person or by proxy. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your ongoing support. We look forward to seeing you at the Special Meeting.

Sincerely,

Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

NeuroMetrix, Inc.
1000 Winter Street
Waltham, Massachusetts 02451

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Special Meeting of stockholders of NeuroMetrix, Inc., a Delaware corporation (the “Corporation”), will be held on September 15, 2017, at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1. To approve the second tranche of the issuance of shares of our Series F convertible preferred stock to an institutional investor and its affiliates (the “Investor”) pursuant to the Securities Purchase Agreement, dated as of July 10, 2017, by and between the Corporation and the Investor (the “Securities Purchase Agreement”) and to approve the other transactions contemplated thereby;
2.  To approve the resetting of the conversion prices of the Series D and Series E convertible preferred stock held by the Investor;
3. To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2; and
4. To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

Stockholders entitled to notice of and to vote at the Special Meeting shall be determined as of the close of business on July 31, 2017, the record date fixed by our Board of Directors for such purpose. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card.

By Order of the Board of Directors,

Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

Waltham, Massachusetts
July 26, 2017

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed stamped envelope by return mail.
—OR—
Stockholders may also complete a proxy via the internet or by telephone in accordance with the instructions listed on the proxy card.

NeuroMetrix, Inc.
1000 Winter Street
Waltham, Massachusetts 02451
781-890-9989

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
FRIDAY, SEPTEMBER 15, 2017

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about August 11, 2017 and are furnished in connection with the solicitation of proxies by the Board of Directors of NeuroMetrix, Inc. (“NeuroMetrix”, “we”, “us”, or the “Corporation”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on September 15, 2017, at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON SEPTEMBER 15, 2017.

This proxy statement is available for viewing, printing and downloading at:

[INSERT LINK]

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

Only stockholders of record as of the close of business on July 31, 2017 will be entitled to vote at the meeting and any adjournments or postponements thereof. As of that date, [______] shares of our common stock, $0.0001 par value per share (the “common stock”), were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person, although the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either: (1) filing a written revocation with our Secretary at NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451; (2) submitting a new proxy by telephone, internet, or proxy card after the date of the previously submitted proxy; or (3) appearing in person at the meeting and voting by ballot at the Special Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to the proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

• By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

• By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

• In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on September 14, 2017.

If your shares are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares and can do so as follows:

• By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

• By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

• In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the Special Meeting, please contact our proxy advisor:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
877-777-5603

The representation in person or by proxy of at least a majority of all shares of common stock issued, outstanding, and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the meeting will be voted. The stockholders will act upon proposals (i) to approve the issuance of shares of our Series F convertible preferred stock to an institutional investor and its affiliates (the “Investor”) pursuant to the Securities Purchase Agreement, dated as of July 10, 2017, by and between the Corporation and the Investor (the “Securities Purchase Agreement”) and to approve the other transactions contemplated thereby; (ii) to approve the resetting of the conversion prices of the Series D and Series E convertible preferred stock held by the Investor, as described herein; and (iii) to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2.

If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record will not have the authority to vote your unvoted shares on Proposals 1 and 2, if it does not receive any instructions from you. The bank, broker or other holder of record of shares held in street name will have the authority to vote your unvoted shares on Proposal 3, even if it does not receive any instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other holder of record cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Approve the issuance of a second tranche of our securities
The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the issuance of a second tranche of our securities pursuant to the Securities Purchase Agreement. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.

Proposal 2: Approve the amendment to the conversion prices of the Series D and Series E Preferred Stock
The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the amendment to the conversion prices of the Series D and Series E Preferred Stock. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.

Proposal 3: The adjournment of the Special Meeting
Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will have no effect on, the vote total for this proposal.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy card.

We will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Electronic Delivery of Future Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by going to http://www.amstock.com, accessing your account information and following the instructions provided.

PROPOSAL 1 — TO APPROVE THE ISSUANCE OF SHARES OF OUR SERIES F CONVERTIBLE PREFERRED STOCK TO THE INVESTOR PURSUANT TO THE SECURITIES PURCHASE AGREEMENT AND TO APPROVE THE OTHER TRANSACTIONS CONTEMPLATED THEREBY
Background and Description of Proposal

On July 10, 2017, we entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor and its affiliates (the “Investor”) pursuant to which we agreed to issue up to 7,000 shares of our Series F convertible preferred stock at a purchase price of $1,000 per share (the “Offering”). The initial closing of the Offering occurred on July 13, 2017 (the “Initial Closing”) and included the issuance of 3,500 shares of Series F Preferred Stock for an aggregate purchase price of $3.5 million.

Provided that we receive stockholder approval of Proposal 1, we expect to issue 3,500 shares of Series F convertible preferred stock, subject to certain adjustments as described below. These securities will be issued within five (5) business days after a registration statement covering the resale of the common stock underlying the Series F convertible preferred stock becomes effective (the “Second Closing”).

Reasons for the Securities Offering

The proceeds of the Offering will be used for general working capital purposes. If our stockholders do not approve this Proposal No. 1, the Investor will not fund the Second Closing and we will not receive any anticipated proceeds therefrom. As such, we would need to seek alternative means of financing. Any alternative financing obtained by us may be on terms less favorable to the Corporation than the Second Closing or a financing may not be obtained at all.

Series F Preferred Stock

The Series F convertible preferred stock was created under a Certificate of Designations of Preferences, Rights and Limitations of Series F Convertible Preferred Stock (the “Certificate of Designations”).

Each share of Series F convertible preferred stock has a stated value of $1,000 and is convertible, beginning six months from the date of issuance at the option of the holder thereof, into a number of shares of our common stock determined by dividing the stated value by the initial conversion price of $2.63, subject to adjustment in the event of stock splits, stock dividends, stock combinations or similar events. Subject to limited exceptions, a holder will not have the right to convert any portion of its shares of Series F Preferred Stock if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided, however, that upon prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event will the Beneficial Ownership Limitation exceed 9.99%.

Upon liquidation, dissolution or winding-up of the Corporation, each holder of Series F Preferred Stock will be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series F Preferred Stock were fully converted, paid pari passu with all holders of common stock. The Series F Preferred Stock is entitled to receive dividends if any are declared on an “as converted to common stock” basis to and in the same form as dividends actually paid on shares of our common stock. No other dividends shall be paid on shares of Series F Preferred Stock.

If the Corporation fails to timely deliver shares of common stock upon conversion of the Series F Preferred Stock within three trading days after delivery of the notice of conversion, then the Corporation is obligated to pay to the holder, as liquidated damages, an amount equal to $50 per trading day (increasing to $100 per business day after the third trading day and increasing to $200 per business day after the sixth trading day) for each $5,000 of stated value of the Series F convertible preferred stock being converted which is not timely delivered. If the Corporation fails to timely deliver shares of common stock upon conversion of the Series F Preferred Stock to the holder, and if after the required delivery date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder or its brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the common stock which the holder anticipated receiving upon such conversion, then the Corporation is obligated to (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased, minus any amounts paid to the holder by the Corporation as liquidated damages for late delivery of such shares, exceeds (y) the amount obtained by multiplying (1) the number of shares of common stock that the Corporation was required to deliver at the time of conversion of the shares of Series F convertible preferred stock times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the Series F convertible preferred stock and equivalent number of shares of common stock for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had the Corporation timely complied with its delivery obligations.

Registration Rights

In connection with the Securities Offering, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor pursuant to which we agreed to register for resale (i) the shares of Common Stock issuable upon conversion of the Series F convertible preferred stock and (ii) any capital stock of the Corporation issued or issuable with respect to (i) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. We will pay certain amounts to the Investor as liquidated damages in the event that the registration statement is not effective within 60 days after the earlier of October 15, 2017 and the date of receipt of shareholder approval of Proposal 1 (or 30 days if the registration statement is not reviewed by the Securities and Exchange Commission). We also agreed to other customary obligations regarding registration, including indemnification and maintenance of the registration statement.

Voting Agreement

In connection with the Securities Offering, pursuant to Voting Agreements, all of our officers and directors have agreed to vote shares that they have voting control over in favor of Proposal 1.

Why We Need Stockholder Approval

As a result of our listing on The NASDAQ Capital Market, issuances of our common stock are subject to the NASDAQ Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the greater of book or market value if such issuance would represent 20% or more of our common stock or voting power of the Corporation outstanding before the issuance (the “Nasdaq 20% Rule”). In the case of the Securities Offering, the Nasdaq 20% Rule’s threshold is determined based on the number of shares of Common Stock outstanding immediately before the Initial Closing. Pursuant to the Securities Purchase Agreement, the Corporation will be required to issue an additional 3,500 shares of Series F convertible preferred stock in connection with the Second

Closing. We seek your approval of Proposal No. 1 in order to satisfy the requirements of the Nasdaq 20% Rule and complete the Second Closing as contemplated.

Any transaction requiring approval of the Nasdaq 20% Rule will result in a significant increase in the number of shares of Common Stock outstanding and, as a result, our current stockholders will own a smaller percentage of the outstanding shares of our common stock. Additional issuances of common stock pursuant to the Securities Offering, if any, may cause a significant reduction in the percentage interests of our current stockholders’ voting power, the liquidation value of our securities, our book and market value, and their ability to participate in dividends and other payments from our future earnings, if any. Further issuances or resales of securities to the Investor could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Securities Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of the Corporation. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

The information set forth in this Proposal is qualified in its entirety by reference to the terms of the Securities Purchase Agreement, filed as an exhibit to the Corporation’s Current Report on Form 8-K filed on July 11, 2017. Stockholders are urged to carefully read these documents.

The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the issuance of the issuance of shares of our Series F convertible preferred stock to the Investor pursuant to the Securities Purchase Agreement and to approve the other transactions contemplated thereby. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE SECOND TRANCHE OF THE ISSUANCE OF SHARES OF OUR SERIES F CONVERTIBLE PREFERRED STOCK TO THE INVESTOR PURSUANT TO THE SECURITIES PURCHASE AGREEMENT AND TO APPROVE THE OTHER TRANSACTIONS CONTEMPLATED THEREBY.

PROPOSAL 2 — TO APPROVE THE RESETTING OF THE CONVERSION PRICES OF THE SERIES D AND SERIES E CONVERTIBLE PREFERRED STOCK

Pursuant to the terms of the Securities Purchase Agreement, we are seeking stockholder approval of the resetting of the conversion price of 14,053 shares of our outstanding Series D convertible preferred stock and 7,000 shares of our outstanding Series E convertible preferred stock, as held by the Investor, which will be effected pursuant to amendments to the Certificates of Designations for such shares of preferred stock (the “Amendments”) in the forms attached hereto as Appendix I. Pursuant to the Securities Purchase Agreement, the Amendments will reset the conversion prices of such shares to $2.63 per share retroactively as of July 10, 2017.

The Series D convertible preferred stock was originally issued to the Investor pursuant to a Securities Purchase Agreement dated as of June 2, 2016, and the Series E convertible preferred stock was originally issued to the Investor pursuant to a Securities Purchase Agreement dated as of December 28, 2016. The Investor’s willingness to participate in the Securities Offering was conditioned on the Company’s agreement to seek shareholder approval of the resetting of the conversion price of the Series D and Series E preferred stock as set forth above. As such, the Company believes that approval of this proposal is in the best interests of our shareholders.

The affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting is required to approve the resetting of the conversion prices of the Series D and Series E preferred stock. The current conversion prices of the Series D and Series E Preferred Stock are each $5.60 per share. Following the adjustment to the conversion price, the Series D Preferred Stock and Series E Preferred Stock will be convertible into an aggregate of 8,004,914 shares of our common stock, instead of 3,759,451 shares of common stock. Abstentions and broker non-votes will have no effect and will not count toward the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RESETTING OF THE CONVERSION PRICES OF THE SERIES D AND SERIES E CONVERTIBLE PREFERRED STOCK AND CORRESPONDING AMENDMENTS TO THE CERTIFICATE OF DESIGNATIONS FOR SUCH PREFERRED STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENTS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the other proposals to be acted upon at the Special Meeting.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Special Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE OTHER PROPOSALS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning beneficial ownership as of July 15, 2017, except as noted below, of our common stock by (1) each of our directors, (2) each of our named executive officers and (3) all of our directors and executive officers as a group and (4) each stockholder known to us to beneficially own more than five percent of our common stock.

The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after July 15, 2017, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after July 15, 2017. Each stockholder’s percentage ownership is based on 1,860,519 shares of our common stock outstanding as of July 15, 2017 plus the number of shares of common stock that may be acquired by such stockholder upon exercise of options or warrants that are exercisable on or within 60 days after July 15, 2017.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

	Amount and Nature of Beneficial Ownership
Name and Address(1) of Beneficial Owner	Common Stock	Options(2)	Total	Percent of Class of Total

Directors and Executive Officers
Shai N. Gozani, M.D., Ph.D.	27,363	16,837	44,200	2.4%
Thomas T. Higgins	15,963	7,659	23,622	1.3%
Francis X. McGillin	4,735	7,815	12,550	*
David E. Goodman, M.D.	26	399	425	*
Timothy R. Surgenor	229	399	628	*
Nancy E. Katz	26	399	425	*
David Van Avermaete	—	661	661	*
All Current Directors and Executive Officers as a group (9 persons)	48,342	34,169	82,511	4.4%

	Amount and Nature of Beneficial Ownership
Name and Address(1) of Beneficial Owner	Common Stock	Preferred Stock(3)	Total	Percent of Class of Total

Beneficial Owner of 5% or More Other than Directors or Executive Officers
Sabby Management, LLC (3)	—	206,494	206,494	9.99%
* Represents less than 1% of the outstanding shares of common stock.

(1) Unless otherwise indicated, the address of each stockholder is c/o NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451.

(2) Includes all options that are exercisable on or within 60 days from July 15, 2017 by the beneficial owner.

(3) Reflects shares of common stock issuable upon the conversion of preferred stock beneficially owned by Sabby Healthcare Master Fund, Ltd. (“SHMF”) and Sabby Volatility Warrant Master Fund, Ltd. (“SVWMF”). The amount does not include 59,307 shares of common stock issuable upon exercise of warrants issued to SHMF and SVWMF in 2015 and an aggregate of 6,050,561 shares of common stock issuable upon the conversion of 14,052.93 shares of Series D convertible preferred stock, 7,000 shares of Series E convertible preferred stock and 6,025.62 shares of Series F convertible preferred stock issued to SHMF and SVWMF. All convertible preferred stock held by SHMF and SVWMF is subject to a 9.99% or 4.99% beneficial ownership limitation. Sabby Management, LLC and Hal Mintz do not directly own shares of common stock, but are deemed to have beneficial ownership over these shares of common stock because Sabby Management, LLC is the investment manager for both SHMF and SVWMF and Hal Mintz is the manager of Sabby Management, LLC. The address for the reporting persons is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2018 Annual Meeting of Stockholders must have been received by us on or before November 28, 2018 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451, Attention: Secretary.

Stockholder proposals to be presented at our 2018 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2018 Annual Meeting of Stockholders, must be presented and received in accordance with the provisions of our by-laws. Our by-laws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. A stockholder’s notice will be timely if received by us at our principal executive office not less than 90 days (or February 1, 2018) nor more than 120 days (or January 2, 2018) prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date (or April 2, 2018) or more than 60 days after the Anniversary Date (or July 1, 2018), a stockholder’s notice shall be timely if received by us at its principal executive office not later than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event that the number of directors to be elected to our Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 85 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to us at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals shall be mailed to: NeuroMetrix, Inc., 1000 Winter Street, Waltham, Massachusetts 02451, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through our regular employees, we may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee. If we do so, we will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation. We have engaged Alliance Advisors LLC (“Alliance”) to assist us with the solicitation of proxies for the Special Meeting. We expect to pay Alliance approximately $30,000 for their advisory services.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the Special Meeting, please contact our proxy advisor:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
877-777-5603

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of common stock in street name may receive a notice from their broker or bank stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at NeuroMetrix, Inc., 1000 Winter Street, Waltham, MA 02451 or by telephone at (781) 890-9989 or by e-mail at neurometrix.ir@neurometrix.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Waltham, MA
August 11, 2017

APPENDIX I

NEUROMETRIX, INC.
Certificate of Amendment
to
Certificate of Designation, Preferences and Rights of
Series D Convertible Preferred Stock

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATE LAW

NeuroMetrix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:    The Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (as amended, the “Series D Designation”) was filed with the Secretary of State of the State of Delaware on June 3, 2016, and amended on January 23, 2017.

SECOND:    The Series D Designation is hereby further amended as follows:

(1)	The first sentence of Paragraph (b) of Section 6 is hereby amended and restated in its entirety as follows:

“b) Conversion Price. The conversion price for the Preferred Stock shall equal $2.63, subject to adjustment herein (the “Conversion Price”).”

THIRD:    This Certificate of Amendment to Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation has been duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 242(b) of the General Corporation Law of the State of Delaware, and has been duly adopted by the stockholders of the Corporation and written consent of the Series D Preferred Stockholders has been given by such stockholders in accordance with the provisions of Section 242(b) and Section 228, respectively, of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officer this _____ day of ____________, 2017.

NEUROMETRIX, INC.
By:
Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer

NEUROMETRIX, INC.
Certificate of Amendment
to
Certificate of Designation, Preferences and Rights of
Series E Convertible Preferred Stock

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATE LAW

NeuroMetrix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:    The Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation (as amended, the “Series E Designation”) was filed with the Secretary of State of the State of Delaware on December 28, 2016.

SECOND:    The Series E Designation is hereby amended as follows:

(2)	The first sentence of Paragraph (b) of Section 6 is hereby amended and restated in its entirety as follows:

“b) Conversion Price. The conversion price for the Preferred Stock shall equal $2.63, subject to adjustment herein (the “Conversion Price”).”

THIRD:    This Certificate of Amendment to Certificate of Designation, Preferences and Rights of Series E Convertible Preferred Stock of the Corporation has been duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 242(b) of the General Corporation Law of the State of Delaware, and has been duly adopted by the stockholders of the Corporation and written consent of the Series E Preferred Stockholders has been given by such stockholders in accordance with the provisions of Section 242(b) and Section 228, respectively, of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officer this _____ day of ____________, 2017.

NEUROMETRIX, INC.
By:
Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer

APPENDIX II
NEUROMETRIX, INC.
Special Meeting of Stockholders - September 15, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all other prior proxies, hereby appoints Shai N. Gozani, M.D., Ph.D. and Thomas T. Higgins and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock, par value $0.0001 per share, of NeuroMetrix, Inc. (the “Corporation”) registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders of the NeuroMetrix, Inc. (the “Corporation”), to be held on Friday, September 15, 2017 at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Special Meeting of Stockholders and related Proxy Statement dated August 11, 2017, a copy of which has been received by the undersigned. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

CONTINUED AND TO BE SIGNED ON REVERSE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
of Stockholders to be held September 15, 2017.
The Proxy Statement is available at:
http://www.viewproxy.com/neurometrix/2017

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 and 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x